SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 8-K-A2

                               CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              December 11, 2003
                              -----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                             SANGUINE CORPORATION
                             --------------------
           (Exact Name of Registrant as Specified in its Charter)

      Nevada                    0-24480                   95-4347608
      ------                    -------                   ----------
  (State of other        (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                          101 East Green Street, #11
                          Pasadena, California 91105
                          --------------------------
                  (Address of Principal Executive Offices)

                                (626) 405-0079
                                --------------
                       (Registrant's Telephone Number)

                                      N/A
                                      ---
         (Former Name of Former Address if changed Since Last Report)


Item 4. Change in Registrant's Certifying Accountant

     On December 11, 2003, upon approval of Sanguine's Board of Directors, we appointed H J & Associates as Sanguine's independent auditors and dismissed Tanner + Company. The report of Tanner + Company on the financial statements as of and for the fiscal year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that Tanner + Company issued an explanatory paragraph in its fiscal 2002 and 2001 reports as to Sanguine's ability to continue as a going concern.

     During the years ended December 31, 2002 and 2001 and through the date of this Current Report on Form 8-K, there were no disagreements with Tanner + Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Tanner + Company's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

     Sanguine did not consult H J & Associates during the two most recent fiscal years and the subsequent interim period through December 11, 2003, with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-B.

     Sanguine has provided a copy of this disclosure to Tanner + Company in compliance with the provisions of Item 304 (a)(3) of Regulation S-B. See
Exhibit 16.1 Letter from Tanner + Company to the Securities and Exchange Commission dated January 27, 2004.

Item 7. Financial Statements and Exhibits.

     Exhibit No.                      Exhibit Description
     -----------                      -------------------

        16.1                          Letter from Tanner + Company


                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SANGUINE CORPORATION

Date: 1/21/04                            /s/ Thomas C. Drees, Ph.D.
                                         ----------------------------------
                                         Thomas C. Drees, Ph.D.
                                         CEO, President and Chairman of the
                                         Board of Directors